UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 13, 2008

LYONDELL CHEMICAL COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-10145 (Commission File Number)	95-4160558 (I.R.S. Employer Identification No.)
1221 McKinney Street, Suite 700, Houston, Texas (Address of principal executive offices)	77010 (Zip Code)
(713) 652-7200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01	Entry into a Material Definitive Agreement

See Item 2.03 below.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Automatic Amendment to Access Revolving Credit Agreement

Pursuant to a consent letter executed on August 13, 2008 (the “Consent Letter”) and effective as of April 30, 2008 by Access Industries Holdings LLC (“Access Holdings”), the Revolving Credit Agreement, dated as of March 27, 2008 by and among LyondellBasell Industries AF, S.C.A., Lyondell Chemical Company, Basell Finance Company, B.V. and Access Holdings, is automatically deemed amended consistent with the April 30, 2008 modifications to the Senior Secured Credit Agreement, filed as an exhibit to Registrant’s Current Report on Form 8-K dated as of May 6, 2008 and incorporated herein by reference.  The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Consent Letter, which is attached as Exhibit 4.15(a) to this report and is incorporated by reference herein.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibit.

4.15(a)	Consent Letter dated as of April 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYONDELL CHEMICAL COMPANY

By:                 /s/ Gerald A. O’Brien
Name:                    Gerald A. O’Brien
Title:                      Vice President,
               Deputy General Counsel and Secretary

Date:  August 19, 2008

INDEX TO EXHIBITS

Exhibit Number	Description
4.15(a)	Consent Letter dated as of April 30, 2008